EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
DECEMBER 2018 MONTHLY DIVIDEND AND
NOVEMBER 30, 2018 RMBS PORTFOLIO CHARACTERISTICS

•	December 2018 Monthly Dividend of $0.08 Per Share
•	RMBS Portfolio Characteristics as of November 30, 2018
•	Repurchased 1,288,497 shares through stock repurchase plan
•	Next Dividend Announcement Expected January 10, 2019

Vero Beach, Fla., December 10, 2018 - Orchid Island Capital, Inc. (the “Company”) (NYSE:ORC) announced today that the Board of Directors (the “Board”) declared a monthly cash dividend for the month of December 2018. The dividend of $0.08 per share will be paid January 10, 2019, to holders of record on December 31, 2018, with an ex-dividend date of December 28, 2018.  The Company plans on announcing its next dividend after the Board’s meeting on January 10, 2019.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of December 10, 2018, the Company had 50,710,671 shares outstanding, including 53,139 shares repurchased pursuant to the Company’s stock repurchase program through that date that have not yet settled. At September 30, 2018, the Company had 52,039,168 shares outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of November 30, 2018 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 (Whole Pool) Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions and the expected funding of purchased assets and anticipated borrowings. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2017.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									Nov 2018	Sep - Nov	Modeled	Modeled
					Net			Weighted	CPR	2018 CPR	Interest	Interest
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value(1)	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Dec)	in Dec)	(-50 BPS)(2)	(+50 BPS)(2)
ARM RMBS
ARM RMBS	$1,351	$1,426	0.04%	$105.54	4.75%	5.19%	169	192	0.01%	0.05%	$10	$(8)
Total ARM RMBS	1,351	1,426	0.04%	105.54	4.75%	5.19%	169	192	0.01%	0.05%	10	(8)
Fixed Rate RMBS
Fixed Rate CMO	725,061	745,402	21.39%	102.81	4.27%	4.61%	9	349	7.44%	7.18%	6,732	(10,382)
Fixed Rate CMO Total	725,061	745,402	21.39%	102.81	4.27%	4.61%	9	349	7.44%	7.18%	6,732	(10,382)
15yr 3.5	2,756	2,776	0.08%	100.71	3.50%	3.84%	62	117	12.06%	12.57%	53	(53)
15yr 4.0	626,938	642,188	18.42%	102.43	4.00%	4.51%	6	172	6.80%	6.18%	12,203	(12,730)
15yr Total	629,694	644,964	18.50%	102.43	4.00%	4.51%	6	171	6.82%	6.27%	12,256	(12,783)
20yr 4.0	201,319	205,741	5.90%	102.20	4.00%	4.47%	19	218	9.72%	8.19%	4,693	(4,806)
20yr 4.5	18,671	19,376	0.56%	103.78	4.50%	5.13%	8	231	12.98%	9.62%	291	(356)
20yr Total	219,990	225,117	6.46%	101.06	4.04%	4.52%	18	219	9.99%	8.31%	4,984	(5,162)
30yr 4.0	258,721	261,469	7.50%	101.06	4.00%	4.49%	23	334	4.94%	5.18%	6,568	(7,458)
30yr 4.5	1,233,543	1,277,521	36.65%	103.57	4.50%	4.93%	12	347	6.63%	7.43%	22,876	(28,439)
30yr 5.0	167,461	177,400	5.09%	105.94	5.00%	5.50%	9	349	7.63%	7.39%	2,820	(3,464)
30yr Total	1,659,725	1,716,390	49.24%	103.41	4.47%	4.92%	13	346	6.47%	7.02%	32,264	(39,361)
Total Fixed Rate RMBS	3,234,470	3,331,873	95.59%	103.01	4.30%	4.74%	11	304	6.99%	7.12%	56,236	(67,688)
Total Pass Through RMBS	3,235,821	3,333,299	95.63%	103.01	4.30%	4.74%	11	304	6.99%	7.12%	56,246	(67,696)
Structured RMBS
Interest-Only Securities	782,741	129,691	3.72%	16.57	3.73%	4.32%	57	255	8.89%	9.88%	(12,373)	9,049
Inverse Interest-Only Securities	228,742	22,517	0.65%	9.84	2.82%	4.86%	53	298	11.47%	10.54%	2,879	(3,354)
Total Structured RMBS	1,011,483	152,208	4.37%	15.05	3.53%	4.44%	56	265	9.49%	10.09%	(9,494)	5,695
Total Mortgage Assets	$4,247,304	$3,485,507	100.00%		4.12%	4.67%	22	294	7.57%	7.75%	$46,752	$(62,001)

			Interest	Interest
	Average	Hedge	Rate	Rate
	Notional	Period	Sensitivity	Sensitivity
Hedge	Balance	End	(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures	(1,725,000)	Feb-2020	$(17,250)	$17,250
Swaps	(1,260,000)	Oct-2020	(13,144)	13,144
5-Year Treasury Future	(165,000)	Dec-2018(3)	(5,408)	2,902
TBA	(430,000)	Dec-2018	(10,725)	13,284
Swaptions	(850,000)	Mar-2028	381	23,523
Hedge Total	(4,430,000)		$(46,146)	$70,103
Rate Shock Grand Total			$606	$8,102

(1)
Amounts in the tables above include assets with a fair value of approximately $232.5 million purchased in November 2018, which settle in December 2018, and exclude assets with a fair value of approximately $65.5 million sold in November 2018, which settle in December 2018.

(2)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(3)	Five year treasury futures contracts were valued at prices of $112.96 at November 30, 2018. The notional contract value of the short position was $186.4 million.

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of November 30, 2018			As of November 30, 2018
Fannie Mae	$1,751,444	50.2%	Non-Whole Pool Assets	$1,098,686	31.5%
Freddie Mac	1,729,634	49.7%	Whole Pool Assets	2,386,821	68.5%
Ginnie Mae	4,429	0.1%	Total Mortgage Assets	$3,485,507	100.0%
Total Mortgage Assets	$3,485,507	100.0%

(1)
Amounts in the tables above include assets with a fair value of approximately $232.5 million purchased in November 2018, which settle in December 2018, and exclude assets with a fair value of approximately $65.5 million sold in November 2018, which settle in December 2018.

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of November 30, 2018	Borrowings(1)	Debt	Rate	in Days	Maturity
J.P. Morgan Securities LLC	$485,040	15.6%	2.42%	22	1/15/2019
RBC Capital Markets, LLC	436,775	14.1%	2.51%	44	1/30/2019
Mirae Asset Securities (USA) Inc.	357,023	11.5%	2.51%	65	2/13/2019
Wells Fargo Bank, N.A.	264,885	8.5%	2.43%	18	12/26/2018
Citigroup Global Markets Inc	222,055	7.2%	2.47%	32	1/28/2019
Mitsubishi UFJ Securities (USA), Inc	205,879	6.6%	2.55%	78	2/19/2019
ICBC Financial Services LLC	183,034	5.9%	2.36%	16	12/20/2018
Cantor Fitzgerald & Co	173,558	5.6%	2.54%	75	2/13/2019
ABN AMRO Bank N.V.	153,860	5.0%	2.28%	6	12/13/2018
ING Financial Markets LLC	108,554	3.5%	2.53%	66	2/12/2019
FHLB-Cincinnati	97,710	3.1%	2.39%	3	12/3/2018
South Street Securities, LLC	82,841	2.7%	2.57%	61	2/14/2019
Natixis, New York Branch	71,947	2.3%	2.52%	16	12/21/2018
Daiwa Securities America Inc.	44,313	1.4%	2.41%	5	12/5/2018
ASL Capital Markets Inc.	39,041	1.3%	2.55%	75	2/13/2019
Lucid Cash Fund USG LLC	36,712	1.2%	2.47%	13	12/13/2018
Bank of Montreal	35,598	1.1%	2.39%	14	12/14/2018
Guggenheim Securities, LLC	26,394	0.9%	2.39%	13	12/13/2018
Lucid Prime Fund, LLC	21,690	0.7%	2.51%	13	12/13/2018
Merrill Lynch, Pierce, Fenner & Smith	19,246	0.6%	2.89%	28	12/28/2018
ED&F Man Capital Markets Inc	13,687	0.4%	2.39%	7	12/7/2018
J.V.B. Financial Group, LLC	10,042	0.3%	2.54%	77	2/15/2019
Mizuho Securities USA, Inc	9,682	0.3%	2.42%	21	12/21/2018
Nomura Securities International, Inc.	5,442	0.2%	2.40%	21	12/21/2018
Total Borrowings	$3,105,007	100.0%	2.47%	38	2/19/2019

(1)
In November 2018, the Company purchased assets with a fair value of approximately $232.5 million, which settle in December 2018 that are expected to be funded by repurchase agreements.  The anticipated borrowings are not included in the table above.  In addition, the Company sold assets with a fair value of approximately $65.5 million, which settle in December 2018 that collateralize approximately $63.0 million of repurchase agreements included in the table above.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400